Exhibit 77C
          Kemper Technology Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-0547
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               57,550,042
                       WITHHELD           1,167,620

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               57,586,426
                       WITHHELD           1,131,236

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               57,576,468
                       WITHHELD           1,141,194

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               57,573,614
                       WITHHELD           1,144,048


























          Exhibit 77C
          Kemper Technology Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-0547
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               57,539,046
                       WITHHELD           1,178,616

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               57,420,638
                       WITHHELD           1,297,024

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               57,386,893
                       WITHHELD           1,330,770

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               57,587,089
                       WITHHELD           1,130,574

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               57,506,266
                       WITHHELD           1,211,396


























          Exhibit 77C
          Kemper Technolgy Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-0547
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               57,334,185
                       AGAINST              380,341
                       ABSTAIN            1,003,136

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR               54,117,028
                       AGAINST            1,394,050
                       ABSTAIN            2,044,987

          Item 6:  New Rule 12b-1 Distribution Plan
                   (Class B shareholders only)

                       Vote             Number
                       ----             -----------
                       FOR                3,877,738
                       AGAINST              115,651
                       ABSTAIN              125,573

                   (Class C shareholders only)

                       Vote             Number
                       ----             -----------
                       FOR                  379,646
                       AGAINST                4,313
                       ABSTAIN               12,727




























          Exhibit 77C
          Kemper Technology Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-0547
          Page 4

          Item 7:  To approve changes in fundamental investment policies

                       Vote             Number
                       ----             -----------
                       FOR               47,015,444
                       AGAINST            2,703,606
                       ABSTAIN            3,203,485






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